Exhibit 4.15

Fifth Supplemental Indenture

FIFTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of November 29, 2012, among Atlantic Ridgeline Holdings, LLC, a Delaware limited liability company (the “New Guarantor”), a subsidiary of Atlantic Power Corporation (or its successor), a British Columbia corporation (“Atlantic Power”), the Guarantors (the “Existing Guarantors”) under the Indenture referred to below, and Wilmington Trust, National Association, as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH:

WHEREAS Atlantic Power has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the “Indenture”), dated as of November 4, 2011, providing for the issuance of its 9% Senior Notes due 2018 (the “Notes”);

WHEREAS under certain circumstances Atlantic Power is required (or permitted) to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of Atlantic Power’s obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, Atlantic Power and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, Atlantic Power, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.                                      Definitions.

(a)                                 Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(b)                                 For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.                                      Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all other Guarantors, to guarantee Atlantic Power’s obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

3.                                      Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

4.                                      Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR STATUTE). EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

5.                                      Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by Atlantic Power.

6.                                      Multiple Counterparts.  The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

7.                                      Headings. The headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed all as of the date and year first written above.

ATLANTIC POWER CORPORATION

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President and Chief Executive Officer

GUARANTORS

ATLANTIC AUBURNDALE, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC CADILLAC HOLDINGS, INC.

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC IDAHO WIND C, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC IDAHO WIND HOLDINGS, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 1 to Fifth Supplemental Indenture

ATLANTIC OKLAHOMA WIND, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC PIEDMONT HOLDINGS, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC POWER GENERATION, INC.

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC POWER HOLDINGS, INC.

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC POWER SERVICES, INC.

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC POWER SERVICES CANADA GP INC.

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 2 to Fifth Supplemental Indenture

ATLANTIC POWER SERVICES CANADA LP

By: ATLANTIC POWER SERVICES
CANADA GP INC.,
ITS GENERAL PARTNERS

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC POWER TRANSMISSION, INC.

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC RENEWABLES HOLDINGS, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC RIDGELINE HOLDINGS, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ATLANTIC ROCKLAND HOLDINGS, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 3 to Fifth Supplemental Indenture

AUBURNDALE GP, LLC

By: AUBURNDALE LP, LLC,
ITS SOLE MEMBER

By: ATLANTIC AUBURNDALE, LLC,
ITS SOLE MEMBER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

AUBURNDALE LP, LLC

By: ATLANTIC AUBURNDALE, LLC,
ITS SOLE MEMBER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

BAKER LAKE HYDRO LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

DADE INVESTMENT, L.P.

By: NCP DADE POWER, LLC,
ITS GENERAL PARTNER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 4 to Fifth Supplemental Indenture

EPSILON POWER FUNDING, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

HARBOR CAPITAL HOLDINGS, LLC

By: ATLANTIC POWER HOLDINGS, INC.,
ITS SOLE MEMBER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

LAKE COGEN LTD.

By: NCP LAKE POWER LLC
ITS GENERAL PARTNER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

LAKE INVESTMENT, L.P.

By: NCP LAKE POWER LLC
ITS GENERAL PARTNER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

NCP DADE POWER LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 5 to Fifth Supplemental Indenture

NCP GEM LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

NCP LAKE POWER LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

NCP PASCO LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

OLYMPIA HYDRO LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

ORLANDO POWER GENERATION I LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 6 to Fifth Supplemental Indenture

ORLANDO POWER GENERATION II LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

PASCO COGEN, LTD.

By: NCP DADE POWER LLC
ITS GENERAL PARTNER

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

TETON EAST COAST GENERATION LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

TETON NEW LAKE, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

TETON OPERATING SERVICES, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 7 to Fifth Supplemental Indenture

TETON POWER FUNDING, LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

TETON SELKIRK LLC

By:	/s/ Barry E. Welch
	Name:	Barry E. Welch
	Title:	President

Signature Page 8 to Fifth Supplemental Indenture

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS Trustee

By:	/s/ Joseph P. O’Donnell
	Name:	Joseph P. O’Donnell
	Title:	Vice President

Signature Page 9 to Fifth Supplemental Indenture